UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 31, 2007

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

21900 BURBANK BLVD., SUITE 270 WOODLAND HILLS, CALIFORNIA (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On July 31, 2007, at the Annual Meeting of Stockholders, the stockholders of Talon International, Inc. (the "Company") approved the Talon International, Inc. 2007 Stock Plan (the "2007 Plan") pursuant to which the Company may grant to its directors, officers, employees and consultants options or awards to purchase shares of the Company's common stock. The effective date for the 2007 Plan is October 1, 2007. The 2007 Plan was adopted by the Company's Board of Directors (the "Board") on May 11, 2007.

        Under the 2007 Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors and consultants of the Company and its subsidiaries. The maximum number of shares available for grant under the 2007 Plan is 2,600,000 shares of common stock. The number of shares available for award under the 2007 Plan is subject to adjustment for certain corporate changes and based on the types of awards provided, all in accordance with the provisions of the 2007 Plan. The 2007 Plan may be administered by the Board or committees of the Board. The plan is currently administered by the Compensation and Nominating Committee of the Board.

ITEM 8.01	OTHER EVENTS

        Annual Meeting of Stockholders

         On July 31, 2007, the Company held its 2007 annual meeting of stockholders. At the annual meeting, there were 18,541,433 shares entitled to vote, and 15,113,448 shares (approximately 81%) were represented at the meeting in person or by proxy. The following summarizes vote results for those matters submitted to our stockholders for action at the Annual Meeting:

Proposal 1.	To elect the following three nominees as Class I directors:

Director	For	Withheld
Joseph Miller	14,997,709	115,739
Brent Cohen	14,929,607	183,841
William Sweedler	14,914,759	198,689

Proposal 2.	To approve the Company's 2007 Stock Plan:

FOR 2,189,842	AGAINST 1,566,277	ABSTAIN 16,310	BROKER-NON VOTES 11,341,019

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial statements of business acquired — None

b)	Pro forma financial information — None

c)	Shell company transactions — None

d)	Exhibits — None

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.
Date: August 3, 2007	By: /s/ Lonnie D. Schnell ______________________________________ Lonnie D. Schnell, Chief Financial Officer

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